UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                           February 11, 2009 (February 11, 2009)


                        Service Corporation International
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             (Exact name of registrant as specified in its charter)

           Texas                       1-6402-1                   74-1488375
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

                     1929 Allen Parkway Houston, Texas 77019
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (713) 522-5141

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01  Regulation FD Disclosure

On February 11, 2009, the Board of Directors declared a quarterly cash dividend of four cents per share of common stock.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits

    (d) The following exhibit is included with this report

           Exhibit No.                            Description
      --------------------    --------------------------------------------------
             99.1             Press Release, dated February 11, 2009 declaring
                              quarterly dividend

                                    Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 11, 2009                          Service Corporation International

                                   By:     /s/ Eric D. Tanzberger
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                                           Eric D. Tanzberger
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer